Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2025
Other Income, Net [Abstract]
Schedule of Components of Other Income

The components of other income are as follows:

	For the year ended December 31,
	2024	2025
	RMB	RMB	USD

Penalty waiver	-	3,079	440
Deposit forfeiture	581	1,131	162
Other income – Subsidy	158	869	124
Others	(521)	(91)	(13)
Total	218	4,988	713